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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)  August 13, 2002
                                                  ---------------


                          BECTON, DICKINSON AND COMPANY

--------------------------------------------------------------------------------
            (Exact name of registrant as specified in its charter)

           New Jersey                001-4802                   22-0760120
- --------------------------------------------------------------------------------
    (State or other juris-         (Commission             (IRS Employer Iden-
   diction of incorporation)       File Number)            tification Number)


   1 Becton Drive, Franklin Lakes, New Jersey                   07417-1880
- --------------------------------------------------------------------------------
    (Address of principal executive offices)                    (Zip Code)


Registrant's telephone number, including area code          (201) 847-6800
                                                            --------------

                                       N/A
--------------------------------------------------------------------------------
        (Former name or former addresses if changed since last report.)










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Item 7.   Financial Statements, Pro Forma Financial Information and Exhibits

Exhibit 99.1 Certification of Edward J. Ludwig, Chief Executive Officer, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

Exhibit 99.2 Certification of John R. Considine, Chief Financial Officer, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002



Item 9.   Regulation FD Disclosure

The following statements are being furnished under the provisions of Regulation FD:

I. On August 13, 2002, Becton, Dickinson and Company ("BD") submitted to the Securities and Exchange Commission the certifications of its Chief Executive Officer, Edward J. Ludwig, and its Chief Financial Officer, John
     R. Considine, relating to BD's Quarterly Report on Form 10-Q for the period ended June 30, 2002, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002.

     Copies of these certifications are attached hereto as Exhibits 99.1 and 99.2, respectively.

II. On August 13, 2002, John R. Considine, Executive Vice President and Chief Financial Officer, purchased 3,500 shares of BD common stock. This transaction was reported today on a Form 4 to the Securities and Exchange Commission.

     As a result of this transaction, Mr. Considine's direct ownership of shares of BD increased to 27,310 shares. Mr. Considine also has ownership interests in 491 shares of common stock and (subject to applicable vesting requirements) 82 shares of ESOP preferred stock in BD's Savings Incentive Plan and 24,071 shares in BD's Deferred Compensation Plan.

III. Since January 1, 2002, Edward J. Ludwig, Chairman, President and Chief Executive Officer, John R. Considine, Executive Vice President and Chief Financial Officer, and Bridget M. Healy, Vice President, General Counsel and Secretary, collectively, have invested a total of $1,069,007 in 25,494 shares of common stock of BD, through bonus and salary deferral elections pursuant to BD's Deferred Compensation Plan. These officers have irrevocably elected through December 31, 2002 to make ongoing bi-weekly investments in BD shares in an aggregate bi-weekly amount of $10,887 through BD's Deferred Compensation Plan. These investments in BD shares under BD's Deferred Compensation Plan are reported, as they occur, as acquisitions of derivative securities on Table II of Forms 4.

The information in this Current Report on Form 8-K, including the exhibits, is furnished pursuant to Item 9 and shall not be deemed to be "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liability of that section.









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                                   SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                           BECTON, DICKINSON AND COMPANY
                                                  (Registrant)



                                           By: /s/ Gary DeFazio
                                               -----------------------
                                                   Gary DeFazio
                                                   Assistant Secretary


Date: August 13, 2002

                                        2









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                                INDEX TO EXHIBITS
                                -----------------

   Exhibit
   Number        Description of Exhibits
   ------        -----------------------
   99.1          Certification of Edward J. Ludwig, Chief Executive Officer,
                 pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

   99.2 Certification of John R. Considine, Chief Financial Officer, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002